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EXHIBIT 10.3

CONSENT AND AMENDMENT AGREEMENT

    Consent and Amendment Agreement dated as of January 1, 2001 made by Power Measurement Ltd., a corporation formed by amalgamation of GFI-PML Investors Corp. ("GFI-PML") and Power Measurement Ltd. (as it was prior to amalgamation, "PML") and Canadian Imperial Bank of Commerce, as agent (the "Agent") and as lender together with certain other lenders from time to time becoming signatories to the Credit Agreement (as hereinafter defined) (the "Lenders").

    WHEREAS the Lender agreed to extend certain credit facilities to PML pursuant to and in accordance with the terms and conditions of a credit agreement dated as of March 12, 1999 among the Agent, the Lenders and PML (as amended, supplemented or otherwise modified or restated from time to time, the "Credit Agreement");

    AND WHEREAS PML has requested the Agent's and the Lenders' consent to the amalgamation of PML and GFI-PML (the "Amalgamation") to form a British Columbia company having the name "Power Measurement Ltd." ("Amalco") whereupon Amalco will become the borrower of the credit facilities and the Lien of the Security granted by PML will attach to the assets, property and undertaking of Amalco and the Agent and the Lenders have agreed to consent to the Amalgamation on the terms and conditions set out herein;

    NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the foregoing premises, the advance of the said credit facilities, the sum of $10.00 in lawful money of Canada now paid by the Lenders to Amalco and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereby agree as follows:

      Section 1. Definitions. All terms not otherwise defined herein and defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement.

      Section 2. Conditions Precedent to Amalgamation. Each of PML and GFI-PML prior to the Amalgamation and Amalco upon the Amalgamation, hereby represent and warrant that as at the date hereof (i) the representations of or in respect of each of them contained in the Credit Agreement and the other Credit Facility Documents to which each is a party are true and correct and (ii) other than as consented to herein, no Default or Event of Default has occurred and is continuing.

      Section 3. Amalgamation Consent. Each of the Lenders and the Agent hereby consent pursuant to Section 9.2(f) of the Credit Agreement to the Amalgamation provided that:

    (a)
    PML, GFI-PML and Amalco shall have complied with the provisions of the Credit Agreement, the other Credit Facility Documents and this Agreement (including, without limitation, the provision of any additional Security and further assurances as may be requested hereunder and the payment of all fees, costs and expenses incurred by the Agent or the Lenders pursuant to Section 12.5 of the Credit Agreement or otherwise associated with the Amalgamation and the execution and delivery of this Agreement);

    (b)
    as at the date of the Amalgamation, the Amalgamation will not have a Material Adverse Effect;

    (c)
    the documentation in respect of the Amalgamation including, without limitation, any additional Security provided hereunder, shall be in form and substance satisfactory to the Agent.

      Section 4. Assumption of Obligations. Immediately upon the Amalgamation, Amalco hereby assumes all of the Obligations and any other indebtedness, liabilities or obligations whatsoever of PML under the Credit Agreement and the other Credit Facility Documents (including, without limitation, any new or additional Security and Security Documents) and agrees (i) to be bound by all of the terms and conditions applicable to PML under the Credit Facility Documents (including, without limitation, any new or additional Security Documents), (ii) that, except as herein amended, the Credit Facility Documents are fully effective and valid against Amalco as if Amalco were an original signatory thereto in the place and stead of PML, and (iii) agree that Amalco shall for all intents and purposes be deemed to be the "Borrower" as such term is defined in the Credit Agreement and, as the context may require, as the borrower or "Borrower" referred to in the other Credit Facility Documents.

      Section 5. Credit Agreement Amendments. The Agent, the Lenders and PML, GFI-PML and Amalco agree that, immediately upon the Amalgamation, the Credit Agreement and the other Credit Facility Documents shall be deemed to be amended as the context may require to reflect the occurrence of the Amalgamation and the substitution of Amalco for PML.

      Section 6. Acknowledgement. The parties acknowledge that save as otherwise indicated herein, the Credit Agreement and the other Credit Facility Documents shall continue unamended and remain in full force and effect and except as amended and supplemented by this Agreement and the Security and the other Credit Facility Documents are in all respects confirmed, ratified and preserved. The parties further acknowledge that the provisions of this Agreement shall not operate to in any way limit or otherwise restrict the rights and remedies of the Agent or the Lenders in respect of payment and performance of the Obligations.

      Section 7. Further Assurances. Amalco, after the Amalgamation, shall at all times hereafter at the reasonable request of the Agent for and on behalf of the Lenders execute and deliver to the Agent all such further documents and instruments and shall do and perform such acts as may be necessary to give full effect to the intent and meaning of this Agreement including without limitation, (i) any further agreements to reflect the assumption of the terms and conditions hereof and of the other Credit Facility Documents by Amalco upon the Amalgamation and (ii) all such further documents, certificates and instruments as considered necessary or desirable by any of the Agent or the Lenders to preserve, protect or perfect the Security (including, without limitation, the execution and delivery of any additional Security reasonably requested by the Agent for and on behalf of the Lenders), and Amalco acknowledges and agrees that a default hereunder shall constitute a Default and Event of Default under the Credit Agreement.

      Section 8. Successors and Assigns. This Agreement shall be binding upon Amalco and its successors and permitted assigns and shall enure to the benefit of the Agent and the Lender and their successors and assigns. This Agreement shall not be assigned by Amalco but may be assigned by the Agent and the Lenders in accordance with the provisions of the Credit Agreement as amended hereby.

      Section 9. Supplemental Security. This Agreement is in addition to, without prejudice, and supplemental to and not in substitution for any other Security now held or which may hereafter be held by the Agent, the Lenders or a Lender pursuant to the Security Documents.

      Section 10. Acknowledgment of Receipt/Waiver. Amalco acknowledges receipt of an executed copy of this Agreement. Amalco waives, to the extent permitted by law, the right to receive a copy of any financing statement, financing change statement or verification statement registered with or issued by any personal property registry or other Official Body in connection with this Agreement.

      Section 11. Severability. The provisions of this Agreement are intended to be severable. If any provision hereof is held to be invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

      Section 12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and Canada applicable therein and shall be treated in all respects as a British Columbia contract.

      Section 13. Counterparts. This Agreement may be executed in counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

    IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals as of the day and year first above written.

POWER MEASUREMENT LTD. (as amalgamated)		CANADIAN IMPERIAL BANK OF COMMERCE, as Agent
Per:	/s/ Bradford Forth Authorized Signatory	Per:	/s/ [Illegible] Authorized Signatory
		Per:	Authorized Signatory

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  EXHIBIT 10.3
CONSENT AND AMENDMENT AGREEMENT